Exhibit 99.1
TerraForm Global Reports 4Q 2016 and FY 2016 Financial Results and Files Form 10-K

Annual Meeting Scheduled to be Held Thursday, June 29, 2017

BETHESDA, Md., June 15, 2017 (GLOBENEWSWIRE) -- TerraForm Global, Inc. (Nasdaq: GLBL) (“TerraForm Global” or the “Company”), a global owner and operator of clean energy power plants, today reported fourth quarter and full year 2016 financial results and filed its Form 10-K for the annual period ended December 31, 2016 with the Securities and Exchange Commission. The Form 10-K is available on the Investors section of TerraForm Global’s website at www.terraformglobal.com.

“TerraForm Global has made significant progress in meeting the closing conditions for the Brookfield transaction, including entry into a settlement agreement with Renova and the approval of our settlement agreement with SunEdison by the bankruptcy court,” said Peter Blackmore, Chairman and Interim CEO of TerraForm Global. “Our team remains focused on meeting the outstanding closing conditions, which include the settlement of certain remaining litigation, receipt of certain regulatory approvals and shareholder approval of the transaction. We continue to expect the transaction to close in the second half of 2017.”

4Q 2016 and FY 2016 Results: Key Metrics

	4Q 2016	4Q 2015	% change YoY	2016
Revenue, net ($M)	$55	$51	8%	$214
Net Income / (Loss) ($M)	($60)	($254)	n/a	($78)

MW (net economic ownership) at end of period	919	854	8%	919
Capacity Factor	26.3%	31.1%	(490) bps	26.1%
MWh (000s)	574	558	3%	2,273
Adjusted Revenue / MWh	$98	$93	5%	$95
Adjusted Revenue ($M)	$56	$52	8%	$216
Adjusted EBITDA ($M)	$33	$40	(17)%	$151
Adjusted EBITDA margin	58.9%	76.7%	(1,780) bps	70%
CAFD ($M)	$18	$38	-51%	$93

Unrestricted cash at end of period ($M)	$681	$922	-26%	$681

Investor Conference Call

We will host an investor conference call and webcast to discuss our 4Q 2016 and FY 2016 results.

Date:            Monday, June 19, 2017
Time:             4:30 pm ET
US Toll-Free #:         (844) 707-0667
International #:         (703) 639-1221
Code:             37602329
Webcast:         http://edge.media-server.com/m/p/iyqydmz2

The webcast will also be available on TerraForm Global's investor relations website: www.terraformglobal.com.
A replay of the webcast will be available for those unable to attend the live webcast.

Annual Meeting

TerraForm Global has scheduled its annual meeting of stockholders for June 29, 2017 at 4:30 pm ET. As the Company did not hold an annual meeting of stockholders in 2016, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in its proxy materials for the 2017 Annual Meeting. In order to be considered timely, such stockholder proposals must have been received by the Company no later than June 14, 2017. This deadline will also apply in determining whether notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a-4(c) under the Exchange Act.

All stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be delivered to or mailed and received at the principal executive offices of the Company, at TerraForm Global, Inc., 7550 Wisconsin Ave., 9th Floor, Bethesda, Maryland 20814. The Company’s Bylaws also specify certain requirements regarding the form and content of notices of stockholder proposals. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Additional details on the meeting can be found on the Investors section of TerraForm Global’s website at www.terraformglobal.com.

About TerraForm Global

TerraForm Global is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Global creates value for its investors by owning and operating clean energy power plants in high-growth emerging markets. For more information about TerraForm Global, please visit: www.terraformglobal.com.

Safe Harbor Disclosure

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Global expects or anticipates will occur in the future are forward-looking statements. They may include financial metrics such as estimates of expected adjusted EBITDA, cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, financing arrangement and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, statements regarding the expected timing of the 2017 Annual Meeting, or descriptions of assumptions underlying any of the above. Forward-looking statements are based on TerraForm Global’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Global believes its respective expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the closing of the transactions contemplated by the merger agreement entered into with certain affiliates of Brookfield Asset Management Inc. and the consequences to the Company if the Brookfield Transaction is not consummated, the settlement agreement entered into among the Company, SunEdison and certain of their respective affiliates to resolve, among other things, the intercompany claims between the

Company and SunEdison in the SunEdison bankruptcy, the SunEdison bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under the indenture governing our senior notes and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to delays in our filing of periodic reports with the SEC; delays in the filing or mailing of the Company’s proxy statement for the 2017 Annual Meeting; risks related to our potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that several of our directors are also directors of TerraForm Power, Inc. and most of our executive officers are also executive officers of TerraForm Power, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages; and our ability to manage our capital expenditures, economic, social and political risks and uncertainties inherent in international operations, including operations in emerging markets and the impact of foreign exchange rate fluctuations, the imposition of currency controls and restrictions on repatriation of earnings and cash, protectionist and other adverse public policies, including local content requirements, import/export tariffs, increased regulations or capital investment requirements, conflicting international business practices that may conflict with other customs or legal requirements to which we are subject, inability to obtain, maintain or enforce intellectual property rights, and being subject to the jurisdiction of courts other than those of the United States, including uncertainty of judicial processes and difficulty enforcing contractual agreements or judgments in foreign legal systems or incurring additional costs to do so. Many of these factors are beyond TerraForm Global’s control.

TerraForm Global disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Global’s Form 10-K for the fiscal year ended December 31, 2016, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Adjusted Revenue

Adjusted Revenue is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance.

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure which eliminates the impact on net income of certain unusual or non-recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income. The presentation of Adjusted

EBITDA should not be construed as an inference that our future results will be unaffected by non-operating, unusual or non-recurring items.

Cash Available for Distribution (CAFD)

CAFD is a supplemental non-GAAP measure of our ability to earn and distribute cash to investors. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income, net cash provided by (used in) operating activities or any other liquidity measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs.

Contacts:

Investors:

Brett Prior
TerraForm Global
investors@terraform.com

Media:

Meaghan Repko / Joseph Sala
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31,
	2016	2015	2014
Operating revenues, net	$214,317	$124,116	$39,449
Operating costs and expenses:
Cost of operations	46,935	19,041	4,256
General and administrative expense	72,857	32,315	12,199
Acquisition, formation and related costs	10,872	39,358	—
Depreciation, accretion and amortization expense	55,188	28,931	7,167
Provision for contingent loss on deposit for acquisitions	—	231,000	—
Total operating costs and expenses	185,852,000	350,645,000	23,622,000
Operating income (loss)	28,465	(226,529,000)	15,827,000
Other expense (income):
(Gain) loss on extinguishment of debt, net	(5,857)	2,298	—
Interest expense, net	129,276	107,648	24,294
Gain on previously held equity investment	—	(1,426)	—
(Gain) loss on foreign currency exchange, net	(4,899)	35,720	(4,038)
Other income, net	(20,239)	(6,422)	(1,090)
Total other expenses, net	98,281,000	137,818,000	19,166,000
Loss before income tax expense	(69,816)	(364,347)	(3,339,000)
Income tax expense	8,682	5,335	1,700
Net loss	(78,498)	(369,682)	$(5,039)
Less: Predecessor loss prior to initial public offering on August 5, 2015	—	(39,353)
Net loss subsequent to initial public offering	(78,498)	(330,329)
Less: Net loss attributable to non-controlling interests	(25,466)	(118,532)
Net loss attributable to TerraForm Global, Inc. Class A common stockholders	$(53,032)	$(211,797)

Weighted average number of shares:
Class A common stock - Basic and diluted	113,254	100,813
Loss per share:
Class A common stock - Basic and diluted	$(0.47)	$(2.10)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(In thousands)

	Year Ended December 31,
	2016	2015	2014
Net loss	$(78,498)	$(369,682)	$(5,039)
Other comprehensive income (loss), net of tax:
Net foreign currency translation adjustments	44,711	(9,363)	(8,167)
Net unrealized gain (loss) on hedging instruments	(10,033)	13,747	(12,903)
Other comprehensive income (loss), net of tax	34,678	4,384	(21,070)
Total comprehensive loss	(43,820)	(365,298)	(26,109)
Less: Predecessor comprehensive loss prior to initial public offering on August 5, 2015	—	(43,453)	(26,109)
Comprehensive loss subsequent to initial public offering	(43,820)	(321,845)	$—
Less: Comprehensive loss attributable to non-controlling interests:
Net loss	(25,466)	(118,532)
Net foreign currency translation adjustments	18,091	(12,990)
Net unrealized gain (loss) on hedging instruments	(6,713)	2,426
Total Comprehensive loss attributable to non-controlling interest	(14,088)	(129,096)
Total Comprehensive loss attributable to Class A common stockholders	$(29,732)	$(192,749)

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31,
(In thousands, except per share data)	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$680,893	$922,318
Current portion of restricted cash, including consolidated variable interest entities of $64,786 and $46,321as of December 31, 2016 and 2015, respectively	79,294	119,151
Accounts receivable, net	37,596	30,287
Prepaid expenses and other current assets, including consolidated variable interest entities of $85,501 and $123,876 as of December 31, 2016 and 2015, respectively	102,555	139,335
Total current assets	900,338	1,211,091
Power plants, net, including consolidated variable interest entities of $431,686 and $478,884 as of December 31, 2016 and 2015, respectively	1,355,362	1,206,604
Restricted cash	16,482	22,682
Intangible assets, net including consolidated variable interest entities of $56,077 and $51,159 as of December 31, 2016 and 2015, respectively	82,450	70,630
Equity method investment	—	73,249
Deposit for acquisitions, net including consolidated variable interest entities of $136 and $40,134 as of December 31, 2016 and 2015, respectively	48,274	51,101
Other assets	45,373	51,809
Total assets	$2,448,279	$2,687,166
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt, including consolidated variable interest entities of $314,928 and $326,535 as of December 31, 2016 and 2015, respectively	$327,459	$319,498
Accounts payable	12,009	8,491
Accrued expenses and other current liabilities, including consolidated variable interest entities of $44,633 and $34,338 as of December 31, 2016 and 2015, respectively	119,179	130,051
Due to SunEdison, net	16,084	44,254
Total current liabilities	474,731	502,294
Long-term debt, less current portion	758,609	952,653
Asset retirement obligations	10,310	8,629
Other long-term liabilities	6,810	1,455
Deferred tax liabilities, including consolidated variable interest entities of $40,817 and $37,295 as of December 31, 2016 and 2015, respectively	52,106	39,482
Total liabilities	1,302,566	1,504,513
Stockholders’ Equity:
Preferred stock, par value $0.01 per share, 50,000,000 shares authorized, no shares issued and outstanding as of December 31, 2016 or 2015	—	—
Class A common stock, par value $0.01 per share, 2,750,000,000 shares authorized, 113,253,681 and 114,630,318 shares issued, and 112,995,133 and 114,625,074 shares outstanding as of December 31, 2016 and 2015, respectively	1,132	1,146
Class B common stock, par value $0.01 per share, 200,000,000 shares authorized, 61,343,054 shares issued and outstanding as of December 31, 2016 and 2015	613	613
Class B1 common stock, par value $0.01 per share, 550,000,000 shares authorized, no shares issued or outstanding as of December 31, 2016 or 2015	—	—
Treasury stock, at cost, 258,548 and 5,244 shares owned as of December 31, 2016 and 2015, respectively	(4,739)	(28)
Additional paid-in capital	940,405	923,740
Accumulated deficit	(266,242)	(213,210)
Accumulated other comprehensive income (loss)	12,119	(11,181)
Total TerraForm Global, Inc. stockholders’ equity	683,288	701,080
Non-controlling interests	462,425	481,572
Total stockholders’ equity	1,145,713	1,182,652
Total liabilities and stockholders’ equity	$2,448,279	$2,687,165

TERRAFORM GLOBAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Year Ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net loss	$(78,498)	$(369,682)	$(5,039)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Amortization of deferred financing costs	9,846	21,159	1,140
Depreciation, accretion and amortization	55,188	28,931	7,167
Stock-based compensation expense	3,646	1,601	—
Change in fair value of interest rate swaps	5,538	(5,639)	705
Provision for contingent loss on deposit for acquisitions	—	231,000	—
Loss on disposal of property	2,735	—	—
Gain on previously held equity investment	—	(1,426)	—
(Gain) Loss on extinguishment of debt	(5,857)	2,298	—
Unrealized gains on foreign currency, net	3,714	(21,747)
Deferred tax expense (benefit)	722	3,230	1,461
Other non-cash items	1,475	(763)
Changes in operating assets and liabilities:
Accounts receivable	28	3,187	(7,533)
Prepaid expenses and other assets	3,533	51,731	(656)
Accounts payable, accrued expenses and other liabilities	(7,272)	56,921	(5,512)
Due to/from SunEdison, net	(9,035)	4,210	23,327
Net cash (used in) provided by operating activities	(14,237)	5,011	15,060
Cash flows from investing activities:
Capital expenditures	(77,091)	(99,115)	(190,267)
Change in cash committed for construction	—	40,573	(40,305)
Change in restricted cash	58,356	(29,435)	(1,509)
Cash paid for acquisitions, net of cash acquired	(32,128)	(266,025)	—
Proceeds from sale of power purchase agreement	—	10,299	—
Cash paid for equity method investment	—	(72,400)	—
Cash acquired upon FERSA consolidation	8,022	—	—
Returns from BioTherm escrow and deposits	6,595	—	—
Cash paid for deposit for acquisitions	—	(276,400)	—
Cash paid for settlement of foreign currency contracts	—	(54,524)	—
Other	(1,000)	—	228
Net cash used in investing activities	(37,246)	(747,027)	(231,853)
Cash flows from financing activities:
Proceeds from Bridge Facility	—	400,000	150,000
Repayments on Bridge Facility	—	(550,000)	—
Proceeds from Revolver	—	135,000	—
Repayments on Revolver	(135,000)	—	—
Proceeds from IPO, net of fees	—	623,970	—
Proceeds from Senior Notes, net of discount	—	799,899	—
Repayments on Senior Notes	(35,441)	(6,800)	—
Repayments of system debt financing	(35,085)	(475,901)	(8,693)
Proceeds from system debt financing	—	50,476	224,023
Net SunEdison investment	50,577	73,292	5,930
Proceeds from Private Placement, net of fee	—	549,147	—
Proceeds from loans from SunEdison and affiliates	—	—	3,951
Payment of dividends	(30,674)	(19,887)	—
Payment of deferred financing costs	—	(42,731)	(9,692)
Net cash (used in) provided by financing activities	(185,623)	1,536,465	365,519
Net (decrease) increase in cash and cash equivalents	(237,106)	794,449	148,726
Effect of exchange rate changes on cash and cash equivalents	(4,319)	(22,277)	(1,728)
Cash and cash equivalents at beginning of period	922,318	150,146	3,148
Cash and cash equivalents at end of period	$680,893	$922,318	$150,146

Appendix Table A-1: Reg. G: TerraForm Global, Inc.
Reconciliation of Operating Revenues to Adjusted Revenue (in thousands)
Adjusted Revenue
We define Adjusted Revenue as operating revenues, net adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable revenue contracts and other non-cash items. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted Revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget.
The following table presents a reconciliation of Operating revenues, net to Adjusted Revenue (in thousands):

	3 Months Ended December 31, 2016	3 Months Ended December 31, 2015	Year Ended December 31, 2016
Operating revenue, net	55,146	51,256	214,317
Amortization of favorable and unfavorable rate revenue contracts, net (a)	809	507	1,457
Adjusted revenue	55,955	51,763	215,774

(a)	Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net

Appendix Table A-2: Reg. G: TerraForm Global, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA to Cash Available for Distribution (in thousands)
Adjusted EBITDA
We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget.
We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance.  Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.
Cash Available for Distribution
We believe cash available for distribution is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. In addition, cash available for distribution is used by our management team for internal planning purposes.
We define “cash available for distribution” or “CAFD” as adjusted EBITDA of TerraForm Global, LLC as adjusted for certain cash flow items that we associate with our operations. Cash available for distribution represents adjusted EBITDA (i) minus deposits into (or plus withdrawals from) restricted cash accounts required by project financing arrangements to the extent they decrease (or increase) cash provided by operating activities, (ii) minus cash distributions paid to non-controlling interests in our renewable energy facilities, if any, (iii) minus scheduled project-level and other debt service payments and repayments in accordance with the related borrowing arrangements, to the extent they are paid from operating cash flows during a period, (iv) minus non-expansionary capital expenditures, if any, to the extent they are paid from operating cash flows during a period, (v) plus or minus operating items as necessary to present the cash flows we deem representative of our core business operations, with the approval of the audit committee.
The following table presents a reconciliation of net loss to Adjusted EBITDA to Cash Available for Distribution (in thousands):

	3 Months Ended Dec. 31, 2016	3 Months Ended Dec. 31, 2015	Year Ended Dec. 31, 2016

Net income	(60,076)	(254,196)	(78,498)
Add/(Subtract):
Interest expense, net	33,479	23,061	129,276
Income tax expense (benefit)	3,642	4,426	8,682
Depreciation, accretion and amortization expense	15,026	16,449	56,645
General and administrative expense - G&A (b)	18,040	5,767	46,738
Non-cash stock-based compensation	1,029	1,523	3,646
Acquisition, formation and related cost (c)	645	10,846	10,872
Provision for contingent loss on deposit for acquisitions (425 MW India Projects)	—	231,000	—
Loss (gain) on foreign currency exchange, net (d)	17,064	7,286	(4,899)
Loss (gain) on extinguishment of debt, net	(127)	528	(5,857)
Other net loss (income)	(446)	(4,434)	(20,239)
Other non-operating expenses (e)	4,681	(2,537)	4,681
Adjusted EBITDA	32,957	39,718	151,047
Add/(Subtract):
Interest payment	(7,620)	(7,278)	(119,942)
Scheduled project level and other debt service and repayments	(1,633)	(1,243)	(8,680)
Cash distributions to non-controlling interests	(242)	(3,513)	(320)
Non-expansionary capital expenditures	(3,269)	(689)	(6,737)
Change in restricted cash (f)	(5,718)	(10,499)	9,515
SunEdison interest support	—	—	41,208
India viability gap funding receipt	—	—	8,707
Economic interest (g)	—	16,647	3,531
BioTherm dividend receipt	1,087	—	6,593
Settlement gain/(loss) on foreign currency exchange related to operations	(3,035)	3,000	(5,475)
Other (including interest income received) (h)	5,922	1,846	13,087
Cash available for distribution	18,449	37,989	92,533

(b)
In conjunction with the closing of the IPO in August 5, 2015, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. No cash consideration was paid to SunEdison for these services for the quarter ended December 31, 2016, quarter ended December 31, 2015 or year ended December 31, 2016 and amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm GLBL that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA.  The Company’s normal operating general and administrative expenses, not paid by SunEdison, $9.7M for the 3 months ended December 31, 2016 and $19.5M for the year ended December 31, 2016 are not added back in the reconciliation of net income (loss) to Adjusted EBITDA.

(c)
Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during the year ended December 31, 2016 and year ended December 31, 2015 since such costs are considered to be paid for with financing sources. Additionally, includes formation and offering related fees and expenses and Formation and offering related fees and expenses - affiliate reflected in the consolidated statement of operations. These fees consist of professional fees for legal, tax, and accounting services related to our IPO.

(d)
Includes settled and unsettled gains and losses on foreign currency hedges related to operating and investing activities. The net loss relates primarily to losses on foreign currency hedges of certain planned acquisitions, and is partially offset by gains on foreign currency hedges associated with operations.

(e)
Other charges and or non-operating items that we believe are not representative of our core business or future operating performance. For the 3 months ended December 31, 2016, includes $1.1M pre-dropdown construction related expense and $3.6M PP&E replacement value write-off (CAFD impact recorded in actual and or expected to be recorded in non-expansionary capital expenditures). For the 3 months ended December 31, 2015, items include post-dropdown related expenses incurred in 3Q 2015.

(f)	Net change in restricted cash excludes impact of any foreign currency appreciation or depreciation during the period in 2016.

(g)
Items include economic ownership in certain acquired operating assets, which accrued to TerraForm Global, Inc. prior to each acquisition close date. For the 3 months ended December 31, 2015, $10.7M related to our acquisition of wind plants from FERSA for the period January 1, 2015 to December 31, 2015 and $5.9M related to our acquisition of wind plants from Renova for the period May 1, 2015 to September 18, 2015 and for the year ended December 31, 2016, $3.5M related to our acquisition of wind plants from Renova for the period May 1, 2015 to September 18, 2015.

(h)
For the 3 months ended December 31, 2016, includes $6.4M liquidated damages cash receipt, net interest income $0.2M and net withholding tax/other payments ($0.7M). For the year ended December 31, 2016, includes $6.4M liquidated damages cash receipt, $4.7M maintenance reserve, net interest income $2.3M and net withholding tax/other payments ($0.3M)